Filed pursuant to Rule 497(a)(1)
File No. 333-157217
Rule 482ad

Equity Partners for Companies Primed to Become Public ®  www.KeatingCapital.com  4th Quarter 2010  Keating Capital, Inc. (“Keating Capital”) is a Maryland corporation that has elected to be regulated as a business development company under the Investment Company Act of 1940.  Keating Investments, LLC (“Keating Investments”) is an SEC registered investment adviser and acts as an investment adviser and receives base management and/or incentive fees  from Keating Capital. Keating Investments and its affiliates, control persons, and related individuals or entities may invest in the businesses or securities of the companies for whom  Keating Capital provides managerial assistance in connection with its investments. Investment advisory and business consulting services are provided by Keating Investments.  Keating Investments and Keating Capital operate under the generic name of Keating. This presentation is a general communication of Keating and is not intended to be a solicitation  to purchase or sell any security. The information contained in this presentation should not be considered to be part of Keating Capital’s Prospectus. The offering and sale of Keating  Capital’s shares may only be made pursuant to Keating Capital’s Prospectus, which includes certain risk factors in the “Risk Factors” section of such Prospectus.

Risk Factors  Equity Partners for Companies Primed to Become Public TM 2  This sales and advertising literature does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities  in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Investors are advised to  carefully consider the investment objectives, risks, charges and expenses of Keating Capital, Inc. before investing. The offering may be made only by means of a Prospectus, copies of  which must accompany or precede this literature.  No offering is made to New York residents except by a Prospectus filed with the Department of Law of the State of New York. The attorney general of the State of New York has not passed on or  endorsed the merits of this offering. Any representation to the contrary is unlawful.  An investment in Keating Capital, Inc. is subject to significant risks. A detailed description of the risk factors involved in an investment in Keating Capital, Inc. may be found in the section of the  Prospectus entitled “Risk Factors.” You should read and understand all of these risk factors before making your decision to invest in shares of Keating Capital, Inc.’s common stock:  • Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  •We are currently in a period of capital markets disruption and we continue to experience recessionary conditions. These conditions are likely to have a more severe impact on micro-cap and small-cap  companies, which may adversely affect our portfolio companies and reduce the number of potential micro-cap and small-cap company investments that meet our investment criteria.  • The potential for Keating Investments to earn incentive fees under the Investment Advisory and Administrative Services Agreement may create incentive for it to enter into investments that are riskier  or more speculative than would otherwise be the case.  • Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of losses  suffered by a few of these investments.  •We expect to concentrate our investments in micro-cap and small-cap companies, which are subject to many risks, including periodic downturns.  •We are a new company with a limited operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our  investment objective.  • Our investment adviser and its management have no prior experience managing a business development company.  • A significant portion of our portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there will be uncertainty as to the value of our portfolio  investments.  •We will remain subject to corporate-level income tax if we are unable to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, or the Code.  • Keating Investments and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result  in actions that are not in the best interests of our stockholders.  • As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may  not be available to us on acceptable terms, if at all.  • The amount of any distributions we may make is uncertain. We may not be able to pay you distributions, and our distributions may not grow over time.  •We do not anticipate generating net ordinary income to distribute to our stockholders in the near future, and if we do make distributions, they will likely be paid from our realized net capital gains.  • Our distributions may exceed our net ordinary income and realized net capital gains, particularly during the period before we have substantially invested the net proceeds from this offering or realized  any net capital gains from the disposition of our investments, and thus portions of the distributions that we make may represent a return of capital.  • There is currently no public market for shares of our common stock, and we may be unable to obtain a listing of our shares on an exchange or the over-the-counter within our proposed timeframe. As  a result, it may be difficult for you to sell your shares.  • Since we have raised the minimum offering amount, the purchase price at which you purchase shares will be determined at each monthly closing date. As a result, your purchase price may be higher  than the prior monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior monthly closing price.  • This is a “best efforts” offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be  reduced in the event our assets underperform.  This sales and advertising literature must be read in conjunction with the Prospectus in order to fully understand all of the implications and risks of the offering of securities to which it  relates. A copy of the Prospectus must be made available to you in connection with this offering.  The shares will be offered to the public through Andrews Securities, LLC, which will act as the dealer manager, and through other selected dealers that are members of FINRA. Securities are not FDICinsured,  nor bank guaranteed, and may lose value. Broker-dealers are reminded that communications sent or delivered to any person must be accompanied or preceded by a Prospectus in accordance  with the Securities Act of 1933, as amended. This is neither an offer to sell or a solicitation of an offer to buy the securities described herein. An offering is made only by the Prospectus. For more  information please see Keating Capital’s Web site: www.KeatingCapital.com. 2

Suitability Standards  Equity Partners for Companies Primed to Become Public®  Pursuant to applicable state securities laws, shares of common stock offered through our prospectus are suitable only as a long-term  investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any  public market for our shares, which means that it may be difficult to sell shares. We and other persons selling our securities will make  reasonable efforts to determine that the purchase of our securities is a suitable and appropriate investment for each stockholder. As a  result, we have established suitability standards which require investors to have either:  (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at  least $70,000; or  (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000.  Our suitability standards also require that a potential investor:  (i) can reasonably benefit from an investment in us based on such investor’s overall investment objective and portfolio structuring;  (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and  (iii) has apparent understanding of  a) the fundamental risks of the investment,  b) the risk that such investor may lose his entire investment,  c) the lack of initial liquidity of the shares,  d) the background and qualifications of Keating Investments, LLC, our investment adviser, and  e) the tax consequences of the investment.  Information that is relevant for this purpose will include, at least, the prospective stockholder’s age, investment objective, income, net  worth, financial situation and other investments of the prospective stockholder. Any and all relevant information used in reaching the  determination that an investment in us is suitable and acceptable will be maintained for at least six years.  For additional information, including special suitability standards for residents of  Alabama, Arizona, California, Iowa, Kansas, Kentucky, Massachusetts, Michigan, Nebraska, New Jersey, North  Carolina, Ohio, Oklahoma, Oregon and Tennessee, see “Suitability Standards” on page 142 of the Prospectus.  3

Stocks Only1
Value Blend Growth
Small Mid Large
Large Value, Large Blend Larwge Growth
Mid Value, Mid Blend, Mid Growth
Small Value, Small Blend, Small Growth
OR
Stocks & Other Asset Classes2
Stocks, Bonds, Cash
Commodities, Privatwe Equity, Oil & Gas
Gold, Real Estate, Currencies
What is Diversification? 4 Equity Partners for Companies Primed to Become Public ™ 1Source: Morningstar Style Box 2Based solely on the judgments and opinions of Keating Capitals management. This table is not a recommendation by Keating Capital of a specific asset allocation.  4

Adding Private Equity Allocations

In the decade from July 1, 1999, to June 30, 2009, the S&P 500 had an average annual return of -2.2%. During the same period, the endowments of three leading universities had average annual returns ranging from 8.9% to 11.8%. Interestingly, these same endowments had (and currently have) relatively small allocations to domestic equities. Instead, they rely heavily on alternative investments, including significant allocations to private equity, to generate their market beating returns. Traditionally, only ultra high net worth individual investors have had access to private equity funds of any kind. Keating Capital is a unique type of private equity strategy focused on pre-IPO investing.

	Portfolio Asset Allocations								
Endowment	Absolute Return[1]	Domestic Equity[2]	Fixed Income[3]	Foreign Equity[4]	Private Equity[5]	Real Assets[6]	Cash	Totals	10-year Average Annual Return*
Harvard	16%	11%	13%	22%	13%	23%	2%	100%	8.9%
Yale	24%	8%	4%	10%	24%	32%	-2%	100%	11.8%
Princeton	22%	6%	2%	11%	33%	23%	3%	100%	9.7%

Source: 2009 Annual Financial Reports for Harvard, Yale and Princeton. Historical returns are not indicative of future performance.

[1] *Absolute return strategies aim to produce a positive absolute return regardless of the directions of financial markets. They typically achieve this by investing the portfolio's assets in cash or other low volatility investments and then taking hedged long and short positions in portfolios of securities that when combined are expected to have modest exposures to market returns. The resulting portfolio should have low correlation with financial market performance.*

[2] *Domestic Equity consists of investment in U.S.-based publicly-traded equity securities.*

[3] *Fixed Income consists of government and other debt-related securities.*

[4] *Foreign Equity consists of investment in non-U.S.-based publicly-traded equity securities.*

[5] *Private equity is an asset class consisting of equity securities in operating companies that are not publicly traded on a stock exchange. Investments in private equity most often involve either an investment of capital into an operating company or the acquisition of an operating company. Private equity investment strategies include: leveraged buyouts, venture capital, growth capital, distressed investments and mezzanine capital. Private equity allocations by these endowments may not include a pre-IPO investing strategy similar to Keating Capital.*

[6] *Real Assets consists of investments in commodities, natural resources and real estate.*

*These returns are not in any way related to, or indicative of, the expected returns for Keating Capital.

KEATING CAPITAL

5

Equity Partners for Companies Primed to Become Public®

Private or Public Company: Which is More Highly Valued?
Private
Sales, Expenses, Profits
Public
“Liquidity Premium”, Sales, Expenses, Profits
6 Equity Partners for Companies Primed to Become Public ™

Capturing the Valuation Differential 30x 20x 10x 0x 0.5x 1.5x 3.7x 14.2x 5.9x 25.8x 334% higher 284% higher 194% higher Investment Thesis: Buy Privately, Sell publicly, Capture the Difference Price/Sales  Price/EBITDA+ Price/Net Income** Private Company Median Public Company Median Source: Pratt's Stats® at BVMarketData.com, Public Stats™ at BVMarketData.com as of May 14,2010, for transactions between January 1, 2005, and December 31, 2009.  Used with permission from Business Valuation Resources, LLC +Valuation based on 6,000+ private and public company transactions under $100 million. **Keating Investments, LLC calculations based on those companies having positive net income and EBITDA; valuation data based on private and public company transactions under $100 million.
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Equity Partners for Companies Primed to Become Public ™

Primed to Become Public
Investment Criteria  Later stage, $10 million+ in revenue  Seeking growth capital  At or near EBITDA profitability  Accelerating earnings growth  Public listing via IPO or Direct  Listing within 18 months; exchange  qualified  Public market sizzle  Equity Partners for Companies Primed to Become Public TM 8

Portfolio Diversification
Seeking to make 5 to 10 investments per year  Mature portfolio is expected to consist of approximately 20 stocks, generally not more than 5% of assets in one company  Target fund size of $100 million  Regulated Investment Company (“RIC”) diversification benefits and pass-through tax treatment once RIC status is elected  Tax reporting through 1099-Div (not K-1)    9 Equity Partners for Companies Primed to Become Public ™

Non-Correlated, Event-Driven Return
$200 $150 $100 $50 $0 $50 $63 $79 $100 $126 $158 $200 Public
Value Transformation Event: Private-to-Public Up to 100% increase in value Enterprise Value (Million) 0 1 yr. 2 yr. 3 yr.
Enterprise Value scenarios for companies growing 25%/year after capital infusion.  For illustration purposes only.  Assumes $50 million initial enterprise value; enterprise values have been rounded up.
10 Equity Partners for Companies Primed to Become Public®

How the Fund Works
11 Equity Partners for Companies Primed to Become Public®
Investor Cash Flows Investors can sell Keating Capital shares once publicly traded, which is expected in Q4 2011 Investors Investors buy shares in Keating Capital (1)  (2) Keating Capital Invests in portfolio companies (3) Portfolio companies go public and potentially increase in value Stock Exchange, IPO (4) Keating Capital may sell shares of portfolio companies once listed on an exchange Keating Capital distributes any capital gains to shareholders (which may be reinvested) (5) Portfolio Companies Keating Capital reinvests principal in new portfolio companies; cycle repeats (6)

Team

Investment Committee



Timothy J. Keating
CEO

Founder and President of Keating Investments; previously, senior manager, Equity and Equity Derivatives, Bear Stearns, Nomura and Kidder, Peabody; 1985 *cum laude* graduate, A.B., Harvard College



Kyle L. Rogers, CFA
CIO

Previously, financial analyst, Goldman Sachs; CFA Charterholder; 1999 graduate, B.A., Dartmouth College



Rick Schweiger
COO & CCO

Previously, Founder and President, Garlsch Financial, 1999-2010; J.D., Marquette University; Master of Laws in Taxation, New York University; B.B.A in Accounting, Notre Dame University

Finance



Ranjit P. Mankekar
CFO

Previously, manager, Audit and Assurance Services, PricewaterhouseCoopers; recipient of the Colorado Gold Medal, May 1999 CPA Exam; 1999 *summa cum laude* graduate, M.S. and B.S., University of Colorado

Origination



Rexford A. Darko

Previously, managing director, New York equity research firm Griffin-Rose; senior analyst, Prospect Street Ventures; 2002 Dean's List graduate, M.B.A., Columbia Business School; 1992 graduate, LLM, University College, London; 1988 graduate, LLB, King's College, London



Jaran T. Burt

Previously, summer associate, Keating Investments; manager, U.S. Synthetic; 2010 graduate, M.B.A., University of Denver; 2008, B.A., Brigham Young University



Chrissy M. Neusen

Previously, accounting associate, Private Advisors, LLC; 2004 *magna cum laude* doctorate, Western States Chiropractic College; Dean's List, University of Wisconsin-Madison

Investor Relations



Margie L. Blackwell

Previously, manager at TeleCommunications, Inc. for eleven years, first in the Office of the Chairman and later in the Treasurer's office; active in originating, structuring and financing of over 20 public companies

Keating Capital Independent Directors



J. Taylor Simonton

Audit Committee Chair, Red Robin Gourmet Burgers, Inc.; retired partner of PricewaterhouseCoopers, 1966 graduate, B.S. in Accounting, University of Tennessee



William F. Owens

Former two term Governor of Colorado from 1999-2007. Previously Colorado State Treasurer and Colorado State Senator. Currently principal in JF Companies and board member of various publicly traded companies. M.S. in Public Affairs from University of Texas and B.S. from Stephen F. Austin State University



Andrew S. Miller

Founder of Rapid Funding, LLC; previously, over 25 years of experience in residential and commercial development; co-founder of SevoMiller, Inc.; 1978 graduate, B.S. in Accounting, University of Denver

KEATING CAPITAL

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Equity Partners for Companies Primed to Become Public®

Where Does Keating Capital  Fit in an Investor Portfolio?  Unique Fund  Keating  Capital  Investor Portfolio Simple – Targets pre-IPO investments at discounts to anticipated IPO prices Unleveraged – Investments are not expected to be made with borrowed funds Liquid – Fund expects to obtain an exchange listing in Q4 2011, and be publicly traded thereafter Transparent – Fund is SEC reporting; portfolio companies expected to become SEC reporting Accessible – $5,000 minimum investment
13 Equity Partners for Companies Primed to Become Public ™

NeoPhotonics Corporation

(NYSE: Pending)

Company Data	
Headquarters	San Jose, California and Shenzhen, China
Founded	2004
Business	Leading developer and vertically integrated manufacturer of photonic integrated circuit based components, modules and subsystems for use in telecommunications networks
Web Site	www.NeoPhotonics.com

Financial[1]	12 Months Ended: 12/31/09	6 Months Ended: 6/30/10
Revenue	$155.1 million	$85.8 million
Adj. EBITDA	$11.4 million	$11.4 million
Cash	$43.4 million	$25.0 million

[1] *Financial information based solely on information included in NeoPhotonics SEC filings*

Keating Capital's Investment	
Date	January 25, 2010
Size	$1 million
Structure	Series X Convertible Preferred Stock

Initial Public Offering (Pending)	
S-1 Registration Statement	Filed April 15, 2010
S-1 Amendment No. 3	Filed July 23, 2010
Lead Underwriters	J.P. Morgan and Deutsche Bank
Public Offering Size	$115 million
Exchange	New York Stock Exchange (Proposed Ticker: NPTN)
Risk Factor	Keating Capital provides no assurances that the NeoPhotonics IPO will be completed or, if completed, when it may occur

NeoPhotonics

Enabling Speed, Agility and Access Across Communications Networks

Key Takeaways
NeoPhotonics filed an S-1 Registration Statement 80 days after Keating Capital's investment
NeoPhotonics has grown its revenue at a 45% CAGR from 2005 to 2009, as disclosed in SEC filings
The Series X Convertible Preferred Stock provides for conversion to NeoPhotonics Common Stock at a 50% discount to the IPO price
Keating Capital is subject to a 180-day lock-up immediately following the IPO

KEATING CAPITAL

Investment #1

Equity Partners for Companies Primed to Become Public®

Livescribe, Inc.
Company Data Headquarters Oakland,California Funded 2007 Business Developer and marketer of a mobile, paper-based computing platform consisting of smartpens, dot paper, smartpen applications, accessories, desktop software, an online community and development tools Features Track everything the user writes with infrared camera at tip of pen Record ambient audio, synchronized with the writing Recall audio by tapping on the text Transfer audio and notes to PC or MAC Web Site www.Liverscibe.com
Keating Capital’s Investment Date July ,1 2010 Size $500,000 Structure Preferred Stock with Warrants (LOGO) livescribe™
Equity Partners for Companies Primed to Become Public® Investment #2

Solazyme, Inc.
Company Data Headquarters San Francisco, California Founded Business Renewable oil and green bioproducts company; considered a leader in the development and commercialization of algal oil and bioproducts. Market Areas: Renewable Fuels Renewable Chemicals Nutritionals (Human + Animal Nutrition) Health Sciences (Cosmetic + Nutraceutical) Web Site www.Solazyme.com Keating Capital’s Investment Date July 16, 2010 Size $1 million Structure Series D Convertible Preferred Stock Strategic Partners U.S. Department of Navy Contract with the U.S. Navy for 150,000 gallons of its algae-based fuel Chevron Biodiesel feedstock development and testing agreement with Chevron Technology Ventures Research and development agreement with Unilever to develop oil derived from algae for use in personal care products
Investment #3 Equity Partners for Companies Primed to Become Public®